UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-05878

__Franklin Value Investors Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 10/31

Date of reporting period:_10/31/10

Item 1. Reports to Stockholders.

OCTOBER 31, 2010

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

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VALUE

Franklin Value Investors Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Economic and Market Overview

During the 12-month period ended October 31, 2010, the U.S. economy recovered gradually from the recession, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product (GDP) expanded at a 5.0% annualized rate in 2009’s fourth quarter. As the effects of temporary stimulus measures faded, construction, industrial production and exports cooled somewhat. As a result, GDP growth slowed to an annualized 3.7% pace in 2010’s first quarter, and then downshifted further to 1.7% annualized in the second quarter and an annualized 2.5% pace in the third quarter.

Challenges such as mixed economic data, increased debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed also hindered consumer confidence and the economy’s advance. During much of the period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $77 per barrel at the end of October 2009 to a 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Despite an abundant oil supply, prices rebounded to $81 per barrel by the end of October largely due to a falling U.S. dollar and speculative buying. The October 2010 inflation rate was an annualized 1.2%.1 Core inflation, which excludes volatile food and energy costs, rose at a 0.6% annualized rate, the smallest 12-month increase in more than 50 years.1 Job gains were disappointing until October 2010 when businesses added more jobs than expected. The unemployment rate fell from 10.1% in October 2009 to 9.6% at period-end with some of the decline attributable to a shrinking labor force as some unemployed workers stopped looking for jobs.1

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. It repeatedly stated it will keep the federal funds target rate in the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook

1. Source: Bureau of Labor Statistics.

Annual Report | 3

and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC appeared ready to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory or political news, stoking considerable volatility among equities. Ultimately, stock market gains made in the first half of the fiscal year gave way to a directionless, nearly flat trend midway through the period before rallying in the fiscal year’s final few months. Overall, the blue-chip stocks of the Dow Jones Industrial Average delivered a +17.62% total return, while the broader Standard & Poor’s 500 Index (S&P 500) posted a +16.52% total return and the technology-heavy NASDAQ Composite Index produced a +23.72% total return.2 Performance among the major sectors varied widely, with consumer discretionary, industrials and telecommunication services making the largest gains, while financials, energy and health care underperformed.

The foregoing information reflects our analysis and opinions as of October 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

2. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue-chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The NASDAQ Composite Index is a broad-based market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

4 | Annual Report

Franklin All Cap Value Fund

Your Fund's Goal and Main Investments: Franklin All Cap Value Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

We are pleased to bring you Franklin All Cap Value Fund's annual report for the fiscal year ended October 31, 2010.

Performance Overview

Franklin All Cap Value Fund – Class A delivered a +23.90% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 3000® Value Index, which rose 16.40% for the same period.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

Investment Strategy

Our goal is to invest in stocks of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary in nature and that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Annual Report | 5

Portfolio Breakdown
Franklin All Cap Value Fund
Based on Total Net Assets as of 10/31/10

Capital Goods
16.5%
Energy
13.6%
Materials
10.3%
Food, Beverage & Tobacco
9.4%
Health Care Equipment & Services
6.1%
Pharmaceuticals, Biotechnology & Life Sciences
5.7%
Utilities
5.6%
Software & Services
4.0%
Insurance
3.8%
Food & Staples Retailing
3.5%
Retailing
3.5%
Consumer Durables & Apparel
3.0%
Technology Hardware & Equipment
2.0%
Other
5.3%
Short-Term Investments & Other Net Assets
7.7%

Manager's Discussion

During the period under review, positive contributors to Fund performance included Boots & Coots, a provider of specialized services to onshore and offshore oil and gas exploration and development companies; Autoliv, an automotive safety systems manufacturer; and Eaton, an electrical equipment and systems provider. During the period, Boots & Coots received a takeover bid, and we sold our position by period-end. Shares of Autoliv and Eaton rose in value as the companies' results exceeded analysts' expectations.

During the Fund's fiscal year, there were some detractors from performance. For example, Seneca Foods, Fred's and Universal Forest Products declined in value. Canned fruit and vegetable company Seneca Foods, a new holding, and discount retailer Fred's experienced disappointing sales. We sold our Fred's position by period-end. Universal Forest Products, a wood products manufacturer, reported results that lagged analysts' expectations.

During the 12 months under review, in addition to buying Seneca Foods, we initiated four positions: Archer-Daniels-Midland, Burger King Holdings, Johnson & Johnson and Kaiser Aluminum. We also added to several existing positions including Ceradyne, Ensco, Kraft Foods and PHI. We liquidated eight positions, largely because we believed the companies' fundamentals had deteriorated or, in two cases — Boots & Coots and Burger King — they were subjects of takeover offers. In addition to selling Boots & Coots, Burger King and Fred's, we eliminated our holdings in American Pacific, Atlantic Tele-Network, D.R. Horton, Hardinge and Furiex Pharmaceuticals, which we received as a spin-off from Pharmaceutical Product Development. We also reduced our holdings in Aflac, Praxair and Roper Industries, among others.

6 | Annual Report

Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

William J. Lippman
President and Co-Portfolio Manager

Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
Franklin All Cap Value Fund
10/31/10

Company *Sector/Industry*	% of Total Net Assets
International Business Machines Corp. *Software & Services*	4.0%
Johnson & Johnson *Pharmaceuticals, Biotechnology & Life Sciences*	3.9%
Kaiser Aluminum Corp. *Materials*	3.8%
Kraft Foods Inc., A *Food, Beverage & Tobacco*	3.6%
Wal-Mart Stores Inc. *Food & Staples Retailing*	3.5%
Bristow Group Inc. *Energy*	3.4%
Becton, Dickinson & Co. *Health Care Equipment & Services*	3.3%
Archer-Daniels-Midland Co. *Food, Beverage & Tobacco*	3.3%
Ceradyne Inc. *Capital Goods*	3.2%
Bemis Co. Inc. *Materials*	3.0%

Annual Report | 7

Performance Summary as of 10/31/10

Franklin All Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary *(continued)*

Performance[1]

Class A		1-Year	3-Year	Inception (6/1/07)
Cumulative Total Return[2]		+23.90%	-9.76%	-14.09%
Average Annual Total Return[3]		+16.73%	-5.25%	-5.99%
Value of $10,000 Investment[4]		$11,673	$8,506	$8,097
Avg. Ann. Total Return (9/30/10)[5]		+8.62%	-5.80%	-7.02%
Total Annual Operating Expenses[6]				
Without Waiver	2.09%			
With Waiver	1.23%			
Class C		**1-Year**	**3-Year**	**Inception (6/1/07)**
Cumulative Total Return[2]		+23.14%	-11.50%	-16.02%
Average Annual Total Return[3]		+22.14%	-3.99%	-4.98%
Value of $10,000 Investment[4]		$12,214	$8,850	$8,398
Avg. Ann. Total Return (9/30/10)[5]		+13.38%	-4.56%	-5.97%
Total Annual Operating Expenses[6]				
Without Waiver	2.77%			
With Waiver	1.91%			
Class R		**1-Year**	**3-Year**	**Inception (6/1/07)**
Cumulative Total Return[2]		+23.69%	-10.30%	-14.60%
Average Annual Total Return[3]		+23.69%	-3.56%	-4.52%
Value of $10,000 Investment[4]		$12,369	$8,970	$8,540
Avg. Ann. Total Return (9/30/10)[5]		+14.95%	-4.09%	-5.49%
Total Annual Operating Expenses[6]				
Without Waiver	2.29%			
With Waiver	1.43%			
Advisor Class		**1-Year**	**3-Year**	**Inception (6/1/07)**
Cumulative Total Return[2]		+24.27%	-8.93%	-13.12%
Average Annual Total Return[3]		+24.27%	-3.07%	-4.03%
Value of $10,000 Investment[4]		$12,427	$9,107	$8,688
Avg. Ann. Total Return (9/30/10)[5]		+15.57%	-3.63%	-5.03%
Total Annual Operating Expenses[6]				
Without Waiver	1.79%			
With Waiver	0.93%			

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	10/31/10
1-Year	+16.73%
3-Year	-5.25%
Since Inception (6/1/07)	-5.99%

Class A (6/1/07–10/31/10)

$15,000
$10,000
$5,000
$0
6/07
10/07
10/08
10/09
10/10
$10,518
$8,097
$7,520
Franklin All Cap Value Fund
Russell 3000 Value Index[7]
CPI[7]

Average Annual Total Return

Class C	10/31/10
1-Year	+22.14%
3-Year	-3.99%
Since Inception (6/1/07)	-4.98%

Class C (6/1/07–10/31/10)

$15,000
$10,000
$5,000
$0
$10,518
$8,398
$7,520

10 | Annual Report

Annual Report | 11

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

12 | Annual Report

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10–10/31/10
Actual	$1,000	$1,014.50	$6.09
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
Class C			
Actual	$1,000	$1,010.90	$9.63
Hypothetical (5% return before expenses)	$1,000	$1,015.63	$9.65
Class R			
Actual	$1,000	$1,012.10	$7.10
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12
Advisor Class			
Actual	$1,000	$1,015.60	$4.57
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58

14 | Annual Report

Portfolio Breakdown

Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 10/31/10

Capital Goods
13.7%
Materials
12.2%
Utilities
11.9%
Energy
10.5%
Life & Health Insurance
9.2%
Property & Casualty Insurance
8.9%
Multi-Line Insurance
6.7%
Food, Beverage & Tobacco
4.0%
Consumer Durables & Apparel
3.6%
Retailing
3.6%
Transportation
3.1%
Reinsurance
2.7%
Pharmaceuticals, Biotechnology & Life Sciences
2.3%
Other
4.8%
Short-Term Investments & Other Net Assets
2.8%

Manager's Discussion

On October 31, 2010, the Fund's total net assets were $2.0 billion, with short-term investments and other net assets making up 2.8%, compared with total net assets of $2.3 billion and short-term investments and other net assets of 4.6% on October 31, 2009. The Fund reopened to new investors on May 1, 2008. Net shareholder redemptions were $747 million during the 12-month period.

During the period under review, we identified six new investment opportunities: agricultural products manufacturer Archer-Daniels-Midland, integrated energy company ConocoPhillips, offshore drilling contractor Ensco, multi-line insurer HCC Insurance Holdings, contract drilling services provider Noble, and oil industry services provider Tidewater. We also added significantly to existing positions Callaway Golf, Chubb, Kaiser Aluminum and PNM Resources and made smaller additions to eight other holdings. These companies have little in common apart from satisfying our investment criteria. In each case, we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new or existing positions totaled $111.5 million.

Portfolio sales totaled $789.3 million. Some sales were in response to deteriorating fundamentals and generated realized losses, which were more than offset by gains taken in response to price appreciation in other positions. During the period, we exited positions in American Axle & Manufacturing Holdings, Atmos Energy, Big Lots, Burlington Northern Santa Fe, Cabot, Cato, CMS Energy, CVB Financial, Employers Holdings, Entergy, Hasbro, Kansas City Southern, Lennox International, MBIA, PolyOne, Presidential Life, Saks, Standard Microsystems, Standard Pacific, Zale and Zenith National Insurance. We also eliminated our holding in closed-end fund Apollo Investment. We reduced several positions, with the most significant sales including Alaska Air Group, Corn Products International and Norfolk Southern.

During the Fund's fiscal year, positions that contributed most positively to Fund performance included airline Alaska Air Group, agricultural and construction equipment manufacturer CNH Global and industrial machinery company Timken. Other contributors included KGen Power (energy distribution), Watson Pharmaceuticals (generic pharmaceuticals), Corn Products International (corn wet milling), Westlake Chemical (chemicals), Trinity Industries (rail cars), Norfolk Southern (railroads) and Hasbro (toys and games).

During the period under review, detractors from performance included insurance companies E-L Financial, Manulife Financial and National Western Life Insurance. Homebuilders M.D.C. Holdings and PulteGroup also hurt results.

16 | Annual Report

Other detractors included crude oil shipping company Overseas Shipholding Group, engineered products and services provider ESCO Technologies, and specialty retailers Zale and Charming Shoppes.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
Franklin Balance Sheet Investment Fund
10/31/10

Company *Sector/Industry*	% of Total Net Assets
NV Energy Inc. *Utilities*	3.0%
Old Republic International Corp. *Property & Casualty Insurance*	2.7%
Trinity Industries Inc. *Capital Goods*	2.7%
StanCorp Financial Group Inc. *Life & Health Insurance*	2.6%
Prudential Financial Inc. *Life & Health Insurance*	2.5%
KGen Power Corp., 144A *Utilities*	2.4%
Watson Pharmaceuticals Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	2.3%
American National Insurance Co. *Multi-Line Insurance*	2.2%
Validus Holdings Ltd. (Bermuda) *Reinsurance*	2.1%
Westlake Chemical Corp. *Materials*	2.1%

Annual Report | 17

Performance Summary as of 10/31/10

Franklin Balance Sheet Investment Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

18 | Annual Report

Performance Summary (continued)

Annual Report | 19

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

20 | Annual Report

Annual Report | 21

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +93.20% and +7.05%.

7. Source: © 2010 Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

22 | Annual Report

Your Fund’s Expenses

Franklin Balance Sheet Investment Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; B: 1.70%; C: 1.70%; R: 1.20%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

24 | Annual Report

Franklin Large Cap Value Fund

Your Fund's Goal and Main Investments: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.[1]

Performance Overview

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market's total capitalization.

Annual Report | 25

Portfolio Breakdown
Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/10

Capital Goods
17.1%
Energy
13.6%
Materials
10.5%
Insurance
9.1%
Pharmaceuticals, Biotechnology & Life Sciences
7.8%
Diversified Financials
6.9%
Software & Services
6.2%
Retailing
6.0%
Consumer Durables & Apparel
3.7%
Household & Personal Products
3.5%
Utilities
2.9%
Food & Staples Retailing
2.1%
Health Care Equipment & Services
2.1%
Consumer Services
2.0%
Other
4.2%
Short-Term Investments & Other Net Assets
2.3%

Manager's Discussion

During the fiscal year under review, positive contributors to Fund performance included several holdings in the consumer discretionary sector: consumer goods manufacturer Fortune Brands, shoe and athletic apparel maker Nike, home improvement retailer The Home Depot and restaurant operator McDonald's.[3] Some holdings in the industrials sector also helped results including electrical equipment and systems provider Eaton and industrial goods manufacturers Dover and Parker Hannifin.[4] Other key contributors to Fund performance were insurance provider Aflac, chemicals company Dow Chemical, and information technology services and software provider International Business Machines.

During the period, some positions hindered results. Detractors from performance included financials sector holdings Bank of America, Morgan Stanley and The Bank of New York Mellon.[5] Some other positions that hurt results were offshore contract drilling services company Transocean, a new holding, and information technology holdings Microsoft and Hewlett-Packard.[6] We sold our Hewlett-Packard position by period-end.

In addition to purchasing Transocean, the Fund initiated positions in food products manufacturer Archer-Daniels-Midland, health care products manufacturer Covidien, aerospace and defense products and services provider General Dynamics, biopharmaceutical company Gilead Sciences, personal products manufacturer Johnson & Johnson, medical technology company Medtronic, financial services provider Northern Trust, and offshore contract drilling services providers ENSCO and Noble. We also added to our holdings in institutional financial services provider State Street and insurers Allstate and Chubb, among others.

During the Fund's fiscal year, in addition to selling Hewlett-Packard, we liquidated three positions: Ambac Financial, D.R. Horton and Stryker. We reduced our holdings in Fortune Brands, Merck and Office Depot, among others.

3. The consumer discretionary sector comprises consumer durables and apparel, and retailing in the SOI.
4. The industrials sector comprises capital goods and transportation in the SOI.
5. The financials sector comprises banks, diversified financials and insurance in the SOI.
6. The information technology sector comprises software and services in the SOI.

26 | Annual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

William J. Lippman
President and Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
Franklin Large Cap Value Fund
10/31/10

Company *Sector/Industry*	% of Total Net Assets
Nucor Corp. *Materials*	3.3%
International Business Machines Corp. *Software & Services*	3.2%
Microsoft Corp. *Software & Services*	3.1%
State Street Corp. *Diversified Financials*	2.8%
Alcoa Inc. *Materials*	2.5%
General Electric Co. *Capital Goods*	2.5%
Merck & Co. *Pharmaceuticals, Biotechnology & Life Sciences*	2.5%
Eaton Corp. *Capital Goods*	2.4%
Dover Corp. *Capital Goods*	2.3%
Chubb Corp. *Insurance*	2.2%

Annual Report | 27

Performance Summary as of 10/31/10

Franklin Large Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

28 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 29

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	10/31/10
1-Year	+5.99%
5-Year	-1.30%
10-Year	+2.53%

Class A (11/1/00–10/31/10)

$20,000
$15,000
$10,000
$5,000
11/00
10/02
10/04
10/06
10/08
10/10
$12,982
$12,843
$12,570
Franklin Large Cap Value Fund
Russell 1000 Value Index[4]
CPI[5]

Average Annual Total Return

Class B	10/31/10
1-Year	+7.56%
5-Year	-1.16%
10-Year	+2.60%

Class B (11/1/00–10/31/10)

$20,000
$15,000
$10,000
$5,000
$12,982
$12,925
$12,570

30 | Annual Report

Annual Report | 31

Your Fund’s Expenses

Franklin Large Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 33

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.41%; B: 2.10%; C: 2.10%; R: 1.60%; and Advisor: 1.10%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

34 | Annual Report

Franklin MicroCap Value Fund

Your Fund’s Goal and Main Investments: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2010.

Performance Overview

Franklin MicroCap Value Fund – Class A delivered a +14.19% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 2000® Value Index, which rose 24.43% for the same period.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 38.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as “microcap.” Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Value Index is a market-capitalization weighted index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 88.

Annual Report | 35

Portfolio Breakdown
Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/10

Capital Goods
18.1%
Food, Beverage & Tobacco
11.8%
Materials
11.2%
Commercial & Professional Services
9.6%
Insurance
8.6%
Transportation
7.0%
Retailing
6.9%
Consumer Durables & Apparel
5.9%
Banks
3.6%
Food & Staples Retailing
2.8%
Energy
2.5%
Real Estate
2.1%
Other
4.5%
Short-Term Investments & Other Net Assets
5.4%

Manager's Discussion

On October 31, 2010, the Fund's total net assets were $347.5 million, with short-term investments and other net assets making up 5.4%, compared with total net assets of $316.4 million and short-term investments and other net assets of 13.1% on October 31, 2009. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund redemptions were $13.5 million during the 12-month period.

We identified 10 new investment opportunities during the fiscal year under review: community banks Bar Harbor Bankshares, Citizens Community Bancorp and WSFS Financial; writing instruments and sunglasses manufacturer A. T. Cross; property and casualty insurer First Mercury Financial; restaurant operator Frisch's Restaurants; global staffing firm Kelly Services; specialty materials company Lydall; fixed annuity issuer Presidential Life; and trucking company SAIA. We also added to existing positions including Fred's, Hurco Companies and Northwest Pipe. Cash deployed into new and existing positions totaled $37.1 million during the period.

Portfolio sales totaled $25.7 million. We eliminated five common stock positions during the period: Courier, Ladish, Mercer International, Schweitzer-Mauduit International and Zale. We also reduced our holdings in several positions, including Atlantic Tele-Network, Healthcare Services Group and RTI International Metals.

During the period under review, significant positive contributors to Fund performance included SFN Group (staffing services), Mercer International (kraft pulp), Delta Apparel (t-shirts), Hardinge (machine tools), RTI International Metals (titanium), Healthcare Services Group (linen, laundry and food service to nursing homes), Universal Stainless & Alloy Products (specialty steel), Alamo Group (agricultural equipment), Shoe Carnival (retail shoes) and Omega Protein (fish meal and oil).

During the Fund's fiscal year, there were some positions that hindered results. Detractors included Seneca Foods (canned fruits and vegetables), GTSI (information technology products and services), Northwest Pipe (steel pipe), Central Steel & Wire (steel service centers), Duckwall-ALCO Stores (retailing), International Shipholding (marine transportation), First Defiance Financial (financial services), American Pacific (specialty chemicals), Griffin Land & Nurseries (real estate and landscape nursery operations) and Zale (jewelry retailing).

36 | Annual Report

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin MicroCap Value Fund
10/31/10

Company *Sector/Industry*	% of Total Net Assets
Seneca Foods Corp. *Food, Beverage & Tobacco*	4.5%
Healthcare Services Group Inc. *Commercial & Professional Services*	3.7%
SFN Group Inc. *Commercial & Professional Services*	3.5%
Mercer International Inc. (convertible bond) *Materials*	3.3%
International Shipholding Corp. *Transportation*	2.9%
Delta Apparel Inc. *Consumer Durables & Apparel*	2.9%
Village Super Market Inc. *Food & Staples Retailing*	2.8%
ACMAT Corp., A *Insurance*	2.6%
Hardinge Inc. *Capital Goods*	2.5%
PHI Inc. *Energy*	2.5%

Annual Report | 37

Performance Summary as of 10/31/10

Franklin MicroCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

38 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 39

Performance Summary (continued)

Endnotes

The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.65% and +3.31%.

7. Source: © 2010 Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

40 | Annual Report

Your Fund’s Expenses

Franklin MicroCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 41

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20% and Advisor: 0.94%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

42 | Annual Report

Franklin MidCap Value Fund

Your Fund's Goal and Main Investments: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.[1]

Performance Overview

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index's total market capitalization.

Annual Report | 43

Portfolio Breakdown

Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/10

Energy
13.1%
Materials
9.5%
Utilities
8.9%
Insurance
7.7%
Capital Goods
6.9%
Pharmaceuticals, Biotechnology & Life Sciences
5.6%
Health Care Equipment & Services
5.0%
Retailing
5.0%
Food, Beverage & Tobacco
4.9%
Diversified Financials
4.3%
Automobiles & Components
4.1%
Software & Services
3.8%
Consumer Durables & Apparel
3.2%
Banks
3.0%
Media
2.6%
Other
4.3%
Short-Term Investments & Other Net Assets
8.1%

Manager's Discussion

During the period under review, positive contributors to Fund performance included automotive safety systems manufacturer Autoliv, which reported results that exceeded analysts' expectations. The share price of medical technology services provider Hill-Rom Holdings appreciated as the company reported improved results and raised its revenue outlook. Hasbro, a toy and games manufacturer, rose in value as the company reported improved earnings and revenues.

During the period, there were some detractors from performance. For example, dairy operator Dean Foods' share price declined as the company's earnings fell short of estimates. Shares of aerospace and defense services company SAIC fell in value on fears of U.S. Department of Defense funding cuts. Crude oil and petroleum products shipping company Overseas Shipholding Group experienced higher operating costs and reported a loss during the period due to lower shipping day rates.

During the Fund's fiscal year, we initiated 10 new positions: aluminum company Alcoa, insurer W. R. Berkley, fast food restaurant operator Burger King Holdings, financial services company Genworth Financial, offshore contract drilling services provider Noble, regional financial services company Northern Trust, onshore and offshore contract drilling services provider Rowan Companies, electronic payment processor Total System Services, property and casualty insurer Transatlantic Holdings and diversified energy company Unit Corp. We also added to 14 existing holdings: consumer goods packaging manufacturer Bemis, construction materials manufacturer Carlisle, Dean Foods, offshore drilling contractor Ensco, motorcycle manufacturer Harley-Davidson, regional bank Hudson City Bancorp, regional utility company Northeast Utilities, Overseas Shipholding Group, coal company Peabody Energy, retailer J.C. Penney, contract research firm Pharmaceutical Product Development, SAIC, utility company Sempra Energy, and offshore energy industry shipping and services provider Tidewater.

Several Fund holdings were subject to takeover bids during the period. Air Products made a hostile bid for Airgas, and Burger King received a buyout offer from 3G Capital. Alberto-Culver also received a buyout offer, from Unilever. We sold our Airgas and Burger King positions by period-end.

In addition to selling Airgas and Burger King, we liquidated our holdings in industrial goods manufacturer Graco and Furiex Pharmaceuticals, which we received as a spin-off from Pharmaceutical Product Development. We reduced our positions in Alberto-Culver, Atmos Energy, Celanese, DTE Energy, Erie Indemnity, Fortune Brands, Hasbro, Hill-Rom Holdings, McCormick, Roper Industries and Terex.

44 | Annual Report

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

Sam Kerner, CFA
Lead Portfolio Manager

Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Franklin MidCap Value Fund
10/31/10

Company *Sector/Industry*	% of Total Net Assets
NV Energy Inc. *Utilities*	2.8%
Celanese Corp., A *Materials*	2.7%
Time Warner Cable Inc. *Media*	2.6%
Autoliv Inc. (Sweden) *Automobiles & Components*	2.5%
Sempra Energy *Utilities*	2.4%
Northern Trust Corp. *Diversified Financials*	2.3%
Peabody Energy Corp. *Energy*	2.3%
Ensco PLC, ADR *Energy*	2.3%
Sigma-Aldrich Corp. *Materials*	2.3%
SAIC Inc. *Software & Services*	2.3%

Annual Report | 45

Performance Summary as of 10/31/10

Franklin MidCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

46 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.05% (other than certain nonroutine expenses) until 2/28/11.

Annual Report | 47

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

48 | Annual Report

Annual Report | 49

Performance Summary (continued)

Endnotes

While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

50 | Annual Report

Your Fund’s Expenses

Franklin MidCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 51

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

52 | Annual Report

Franklin Small Cap Value Fund

Your Fund's Goal and Main Investments: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance Overview

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Annual Report | 53

Portfolio Breakdown
Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/10

Insurance
13.0%
Machinery
12.7%
Energy
11.9%
Materials
8.0%
Retailing
7.8%
Automobiles & Components
5.5%
Building Products
4.3%
Consumer Durables & Apparel
4.1%
Health Care Equipment & Services
3.1%
Electrical Equipment
2.9%
Utilities
2.9%
Commercial & Professional Services
2.6%
Transportation
2.3%
Pharmaceuticals, Biotechnology & Life Sciences
2.3%
Technology Hardware & Equipment
2.2%
Other
9.4%
Short-Term Investments & Other Net Assets
5.0%

Manager's Discussion

During the period under review, positive contributors to Fund performance included automotive safety systems manufacturer Autoliv and contract drilling services provider Rowan Companies, which reported results that exceeded analysts' expectations. Shares of industrial goods manufacturer Nordson appreciated as the company experienced stronger sales and improved income.

During the Fund's fiscal year, there were some detractors from performance. For example, construction contractor and materials manufacturer Granite Construction, jewelry retailer Zale and wood products manufacturer Universal Forest Products declined in value. Granite Construction, a new holding, experienced declining revenues during the period. Zale struggled amid weak sales, and we sold our position in the period's first half. Universal Forest Products' share price fell as the company reported results that lagged analysts' expectations.

During the reporting period, in addition to buying Granite Construction we invested in 11 new positions: comprehensive human resources provider Administaff, biomedical testing systems and supplies manufacturer Beckman Coulter, women's apparel and accessories retailer Cato, burial casket provider Hillenbrand, specialty food manufacturer Lancaster Colony, electric utility company PNM Resources, food and beverage products manufacturer Sensient Technologies, and property and casualty insurers HCC Insurance Holdings, The Hanover Insurance Group, Tower Group and Transatlantic Holdings. We also added significantly to existing positions including Astec Industries, Atwood Oceanics, Bristow Group, Steris and Tidewater.

We liquidated 12 positions during the period in addition to Zale, either because the companies' shares reached our price targets or we believed the firms' fundamentals had deteriorated: Airgas, Atmos Energy, Carbo Ceramics, Diebold, Gerdau Ameristeel, Gymboree, Kansas City Southern, OmniVision Technologies, Syncora Holdings, Timberland, Zenith National Insurance and Furiex Pharmaceuticals, which we received as a spin-off from Pharmaceutical Product Development. We also reduced our positions in Bassett Furniture, Casey's General Stores, D. R. Horton, Ethan Allen Interiors, Glatfelter, Mine Safety Appliances, Warnaco Group and Westlake Chemical.

54 | Annual Report

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

William J. Lippman
President and Co-Portfolio Manager

Y. Dogan Sahin, CFA
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
Franklin Small Cap Value Fund
10/31/10

Company *Sector/Industry*	% of Total Net Assets
Protective Life Corp. *Insurance*	2.0%
Autoliv Inc. (Sweden) *Automobiles & Components*	2.0%
Thor Industries Inc. *Automobiles & Components*	1.9%
Rowan Cos. Inc. *Energy*	1.8%
Tidewater Inc. *Energy*	1.6%
Nordson Corp. *Machinery*	1.6%
Old Republic International Corp. *Insurance*	1.6%
Bristow Group Inc. *Energy*	1.6%
Westlake Chemical Corp. *Materials*	1.5%
Trinity Industries Inc. *Machinery*	1.5%

Annual Report | 55

Performance Summary as of 10/31/10

Franklin Small Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

56 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 57

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	10/31/10
1-Year	+13.84%
5-Year	+2.23%
10-Year	+7.86%

Class A (11/1/00–10/31/10)

$30,000
$20,000
$10,000
$0
11/00
10/02
10/04
10/06
10/08
10/10
$22,494
$21,315
$12,570
Franklin Small Cap Value Fund
Russell 2500 Value Index[4]
CPI[6]

Average Annual Total Return

Class B	10/31/10
1-Year	+15.93%
5-Year	+2.35%
10-Year	+7.92%

Class B (11/1/00–10/31/10)

$30,000
$20,000
$10,000
$0
$22,494
$21,431
$12,570

58 | Annual Report

Performance Summary *(continued)*

Class C (11/1/00–10/31/10)
$30,000
$20,000
$10,000
$0
11/00
10/02
10/04
10/06
10/08
10/10
$22,494
$21,123
$12,570
Franklin Small Cap Value Fund
Russell 2500 Value Index[5]
CPI[6]

Average Annual Total Return

Class C	10/31/10
1-Year	+18.94%
5-Year	+2.72%
10-Year	+7.76%

Class R (8/1/02–10/31/10)
$25,000
$20,000
$15,000
$10,000
$5,000
8/02
10/04
10/06
10/08
10/10
$20,368
$19,819
$12,144
Franklin Small Cap Value Fund
Russell 2500 Value Index[5]
CPI[6]

Average Annual Total Return

Class R	10/31/10
1-Year	+20.51%
5-Year	+3.22%
Since Inception (8/1/02)	+8.65%

Annual Report | 59

Endnotes

The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2010 Morningstar. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

60 | Annual Report

Your Fund’s Expenses

Franklin Small Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 61

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.27%; B: 1.96%; C: 1.96%; R: 1.46%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

62 | Annual Report

Franklin Value Investors Trust

Financial Highlights

Franklin All Cap Value Fund

Class A	Year Ended October 31, 2010	2009	2008	2007[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$6.83	$6.25	$9.52	$10.00
Income from investment operations[b]:				
Net investment income[c]	0.04	0.05	0.06	0.02
Net realized and unrealized gains (losses)	1.59	0.58	(3.28)	(0.50)
Total from investment operations	1.63	0.63	(3.22)	(0.48)
Less distributions from net investment income	(0.05)	(0.05)	(0.05)	—
Redemption fees[d]	—	—	—[e]	—[e]
Net asset value, end of year	$8.41	$6.83	$6.25	$ 9.52
Total return[f]	23.90%	10.27%	(33.95)%	(4.80)%
Ratios to average net assets[g]				
Expenses before waiver and payments by affiliates	1.92%	2.05%	2.43%	3.91%
Expenses net of waiver and payments by affiliates	1.20%	1.21%[h]	1.25%[h]	1.25%[h]
Net investment income	0.49%	0.89%	0.67%	0.50%
Supplemental data				
Net assets, end of year (000's)	$15,904	$10,167	$9,508	$7,138
Portfolio turnover rate	27.31%	38.74%	21.17%	5.38%

[a]For the period June 1, 2007 (commencement of operations) to October 31, 2007.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin All Cap Value Fund

Class C	Year Ended October 31, 2010	2009	2008	2007[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$6.77	$6.20	$9.50	$10.00
Income from investment operations[b]:				
Net investment income (loss)[c]	(0.01)	0.01	—[d]	(0.01)
Net realized and unrealized gains (losses)	1.58	0.58	(3.26)	(0.49)
Total from investment operations	1.57	0.59	(3.26)	(0.50)
Less distributions from net investment income	(0.01)	(0.02)	(0.04)	—
Redemption fees[e]	—	—	—[d]	—[d]
Net asset value, end of year	$8.33	$6.77	$6.20	$ 9.50
Total return[f]	23.14%	9.50%	(34.37)%	(5.10)%
Ratios to average net assets[g]				
Expenses before waiver and payments by affiliates	2.62%	2.72%	3.06%	4.56%
Expenses net of waiver and payments by affiliates	1.90%	1.88%[h]	1.88%[h]	1.90%[h]
Net investment income (loss)	(0.21)%	0.22%	0.04%	(0.15)%
Supplemental data				
Net assets, end of year (000's)	$2,364	$1,565	$1,471	$847
Portfolio turnover rate	27.31%	38.74%	21.17%	5.38%

[a]For the period June 1, 2007 (commencement of operations) to October 31, 2007.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin All Cap Value Fund

Class R	Year Ended October 31, 2010	2009	2008	2007[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$6.82	$6.25	$9.52	$10.00
Income from investment operations[b]:				
Net investment income[c]	0.02	0.03	0.05	0.02
Net realized and unrealized gains (losses)	1.59	0.58	(3.27)	(0.50)
Total from investment operations	1.61	0.61	(3.22)	(0.48)
Less distributions from net investment income	(0.04)	(0.04)	(0.05)	—
Redemption fees[d]	—	—	—[e]	—[e]
Net asset value, end of year	$8.39	$6.82	$6.25	$ 9.52
Total return[f]	23.69%	9.88%	(34.00)%	(4.80)%
Ratios to average net assets[g]				
Expenses before waiver and payments by affiliates	2.12%	2.24%	2.58%	4.06%
Expenses net of waiver and payments by affiliates	1.40%	1.40%[h]	1.40%[h]	1.40%[h]
Net investment income	0.29%	0.70%	0.52%	0.35%
Supplemental data				
Net assets, end of year (000's)	$25	$18	$6	$10
Portfolio turnover rate	27.31%	38.74%	21.17%	5.38%

[a]For the period June 1, 2007 (commencement of operations) to October 31, 2007.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin All Cap Value Fund

Advisor Class	Year Ended October 31, 2010	2009	2008	2007[a]
Per share operating performance (for a share outstanding throughout the year)				
Net asset value, beginning of year	$6.86	$6.28	$9.54	$10.00
Income from investment operations[b]:				
Net investment income[c]	0.06	0.07	0.09	0.04
Net realized and unrealized gains (losses)	1.60	0.58	(3.29)	(0.50)
Total from investment operations	1.66	0.65	(3.20)	(0.46)
Less distributions from net investment income	(0.07)	(0.07)	(0.06)	—
Redemption fees[d]	—	—	—[e]	—[e]
Net asset value, end of year	$8.45	$6.86	$6.28	$ 9.54
Total return[f]	24.27%	10.54%	(33.70)%	(4.60)%
Ratios to average net assets[g]				
Expenses before waiver and payments by affiliates	1.62%	1.74%	2.08%	3.56%
Expenses net of waiver and payments by affiliates	0.90%	0.90%[h]	0.90%[h]	0.90%[h]
Net investment income	0.79%	1.20%	1.02%	0.85%
Supplemental data				
Net assets, end of year (000's)	$1,158	$939	$640	$979
Portfolio turnover rate	27.31%	38.74%	21.17%	5.38%

[a]For the period June 1, 2007 (commencement of operations) to October 31, 2007.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Statement of Investments, October 31, 2010

Annual Report | 67

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin All Cap Value Fund	Shares	Value
Common Stocks (continued)		
Insurance 3.8%		
Aflac Inc.	850	$ 47,507
Chubb Corp.	8,000	464,160
Kansas City Life Insurance Co.	4,400	139,744
StanCorp Financial Group Inc.	1,000	42,900
Validus Holdings Ltd. (Bermuda)	1,904	53,997
		748,308
Materials 10.3%		
Bemis Co. Inc.	18,100	574,856
Kaiser Aluminum Corp.	16,500	742,335
Nucor Corp.	4,400	168,168
Praxair Inc.	1,000	91,340
[b]RTI International Metals Inc.	13,800	429,180
		2,005,879
Pharmaceuticals, Biotechnology & Life Sciences 5.7%		
Johnson & Johnson	11,800	751,306
Pharmaceutical Product Development Inc.	14,100	363,921
		1,115,227
Retailing 3.5%		
The Home Depot Inc.	8,700	268,656
J.C. Penney Co. Inc.	13,200	411,576
		680,232
Software & Services 4.0%		
International Business Machines Corp.	5,400	775,440
Technology Hardware & Equipment 2.0%		
[b]Benchmark Electronics Inc.	24,100	395,963
Utilities 5.6%		
Avista Corp.	14,500	316,680
IDACORP Inc.	10,400	382,720
NV Energy Inc.	27,800	379,748
		1,079,148
Total Common Stocks (Cost $15,353,098)		17,953,499
Short Term Investments (Cost $1,466,211) 7.5%		
Money Market Funds 7.5%		
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	1,466,211	1,466,211
Total Investments (Cost $16,819,309) 99.8%		19,419,710
Other Assets, less Liabilities 0.2%		31,243
Net Assets 100.0%		$ 19,450,953

See Abbreviations on page 138.

[b]Non-income producing.

Franklin Value Investors Trust

Financial Highlights

Franklin Balance Sheet Investment Fund

Class A	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$39.28	$37.85	$69.36	$69.24	$61.66
Income from investment operations[a]:					
Net investment income[b]	0.39	0.40	0.68	0.73	0.77
Net realized and unrealized gains (losses)	8.01	2.78	(25.81)	4.55	9.71
Total from investment operations	8.40	3.18	(25.13)	5.28	10.48
Less distributions from:					
Net investment income	(0.43)	(0.70)	(0.67)	(0.88)	(0.46)
Net realized gains	—	(1.05)	(5.71)	(4.28)	(2.44)
Total distributions	(0.43)	(1.75)	(6.38)	(5.16)	(2.90)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$47.25	$39.28	$37.85	$69.36	$69.24
Total return[e]	21.48%	9.38%	(39.30)%	7.85%	17.54%
Ratios to average net assets					
Expenses	0.97%	1.00%[f]	0.93%[f]	0.90%[f]	0.90%[f]
Net investment income	0.89%	1.17%	1.25%	1.04%	1.17%
Supplemental data					
Net assets, end of year (000's)	$1,788,318	$2,081,258	$2,169,284	$4,228,683	$4,435,704
Portfolio turnover rate	5.15%	6.07%	8.14%[g]	6.40%	7.44%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Balance Sheet Investment Fund

Class B	2010	2009	2008	2007	2006
	Year Ended October 31,				
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$38.88	$37.19	$68.12	$68.07	$60.67
Income from investment operations[a]:					
Net investment income[b]	0.14	0.16	0.27	0.20	0.26
Net realized and unrealized gains (losses)	7.86	2.84	(25.39)	4.48	9.58
Total from investment operations	8.00	3.00	(25.12)	4.68	9.84
Less distributions from:					
Net investment income	(0.05)	(0.26)	(0.10)	(0.35)	—[c]
Net realized gains	—	(1.05)	(5.71)	(4.28)	(2.44)
Total distributions	(0.05)	(1.31)	(5.81)	(4.63)	(2.44)
Redemption fees[d]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$46.83	$38.88	$37.19	$68.12	$68.07
Total return[e]	20.57%	8.78%	(39.76)%	7.04%	16.65%
Ratios to average net assets					
Expenses	1.72%	1.75%[f]	1.69%[f]	1.66%[f]	1.66%[f]
Net investment income	0.14%	0.42%	0.49%	0.28%	0.41%
Supplemental data					
Net assets, end of year (000's)	$6,069	$34,726	$51,727	$114,410	$127,037
Portfolio turnover rate	5.15%	6.07%	8.14%[g]	6.40%	7.44%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Amount rounds to less than $0.01 per share.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Benefit of expense reduction rounds to less than 0.01%.
[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Balance Sheet Investment Fund

Class C	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$38.70	$37.27	$68.22	$68.17	$60.75
Income from investment operations[a]:					
Net investment income[b]	0.05	0.14	0.26	0.20	0.27
Net realized and unrealized gains (losses)	7.91	2.71	(25.40)	4.48	9.59
Total from investment operations	7.96	2.85	(25.14)	4.68	9.86
Less distributions from:					
Net investment income	(0.15)	(0.37)	(0.10)	(0.35)	—
Net realized gains	—	(1.05)	(5.71)	(4.28)	(2.44)
Total distributions	(0.15)	(1.42)	(5.81)	(4.63)	(2.44)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$46.51	$38.70	$37.27	$68.22	$68.17
Total return[e]	20.59%	8.42%	(39.73)%	7.04%	16.64%
Ratios to average net assets					
Expenses	1.72%	1.75%[f]	1.69%[f]	1.66%[f]	1.65%[f]
Net investment income	0.14%	0.42%	0.49%	0.28%	0.42%
Supplemental data					
Net assets, end of year (000's)	$77,217	$72,184	$73,068	$130,471	$139,885
Portfolio turnover rate	5.15%	6.07%	8.14%[g]	6.40%	7.44%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Balance Sheet Investment Fund

Class R	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$39.19	$37.54	$68.83	$68.78	$61.33
Income from investment operations[a]:					
Net investment income[b]	0.28	0.31	0.55	0.52	0.60
Net realized and unrealized gains (losses)	7.99	2.91	(25.62)	4.55	9.65
Total from investment operations	8.27	3.22	(25.07)	5.07	10.25
Less distributions from:					
Net investment income	(0.34)	(0.52)	(0.51)	(0.74)	(0.36)
Net realized gains	—	(1.05)	(5.71)	(4.28)	(2.44)
Total distributions	(0.34)	(1.57)	(6.22)	(5.02)	(2.80)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$47.12	$39.19	$37.54	$68.83	$68.78
Total return[e]	21.17%	9.46%	(39.45)%	7.58%	17.22%
Ratios to average net assets					
Expenses	1.22%	1.25%[f]	1.19%[f]	1.16%[f]	1.16%[f]
Net investment income	0.64%	0.92%	0.99%	0.78%	0.91%
Supplemental data					
Net assets, end of year (000's)	$28,490	$28,264	$26,433	$63,802	$51,157
Portfolio turnover rate	5.15%	6.07%	8.14%[g]	6.40%	7.44%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Balance Sheet Investment Fund

Advisor Class	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$39.89	$37.93	$69.53	$69.40	$61.81
Income from investment operations[a]:					
Net investment income[b]	0.51	0.48	0.88	0.88	0.93
Net realized and unrealized gains (losses)	8.13	3.36	(25.91)	4.58	9.72
Total from investment operations	8.64	3.84	(25.03)	5.46	10.65
Less distributions from:					
Net investment income	(0.52)	(0.83)	(0.86)	(1.05)	(0.62)
Net realized gains	—	(1.05)	(5.71)	(4.28)	(2.44)
Total distributions	(0.52)	(1.88)	(6.57)	(5.33)	(3.06)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$48.01	$39.89	$37.93	$69.53	$69.40
Total return	21.80%	11.18%	(39.14)%	8.11%	17.82%
Ratios to average net assets					
Expenses	0.72%	0.75%[e]	0.69%[e]	0.66%[e]	0.66%[e]
Net investment income	1.14%	1.42%	1.49%	1.28%	1.41%
Supplemental data					
Net assets, end of year (000's)	$145,478	$132,921	$100,505	$390,314	$333,372
Portfolio turnover rate	5.15%	6.07%	8.14%[f]	6.40%	7.44%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

[f]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Value Investors Trust

Statement of Investments, October 31, 2010

Franklin Balance Sheet Investment Fund	Shares	Value
Common Stocks 96.9%		
Banks 0.5%		
Farmers & Merchants Bank of Long Beach	1,475	$ 5,730,375
Hudson City Bancorp Inc.	390,000	4,543,500
		10,273,875
Capital Goods 13.4%		
A.O. Smith Corp.	185,000	10,365,550
Applied Industrial Technologies Inc.	640,000	19,462,400
[a]Armstrong World Industries Inc.	800,000	33,400,000
[a]Ceradyne Inc.	464,800	11,066,888
[a]CNH Global NV (Netherlands)	845,600	33,561,864
ESCO Technologies Inc.	1,150,800	39,449,424
[a]Furmanite Corp.	1,587,100	9,125,825
Mueller Industries Inc.	775,000	22,785,000
[a,b]Tecumseh Products Co., A	900,000	11,655,000
[a,b]Tecumseh Products Co., B	309,428	3,762,644
Timken Co.	600,000	24,852,000
Trinity Industries Inc.	2,400,000	54,552,000
		274,038,595
Commercial & Professional Services 1.7%		
[a]Kelly Services Inc., A	2,333,300	34,649,505
Consumer Durables & Apparel 3.6%		
Callaway Golf Co.	1,500,000	10,320,000
D.R. Horton Inc.	1,864,000	19,460,160
[a]Furniture Brands International Inc.	1,942,109	9,729,966
Lennar Corp., B	528,000	6,293,760
M.D.C. Holdings Inc.	504,900	13,001,175
[a]Pulte Group Inc.	1,885,000	14,797,250
		73,602,311
Consumer Services 1.1%		
[a]Vail Resorts Inc.	560,000	22,713,600
Energy 10.5%		
[a]Bristow Group Inc.	900,000	34,902,000
ConocoPhillips	137,000	8,137,800
Ensco PLC, ADR	359,000	16,636,060
[a]Exterran Holding Inc.	1,023,000	25,748,910
Noble Corp.	200,000	6,906,000
Overseas Shipholding Group Inc.	815,000	27,245,450
[a]PHI Inc.	77,500	1,287,275
[a]PHI Inc., non-voting	409,000	7,145,230
[a]Rowan Cos. Inc.	775,000	25,497,500
Teekay Corp. (Canada)	1,189,000	37,810,200
Tidewater Inc.	490,000	22,603,700
		213,920,125
Food, Beverage & Tobacco 4.0%		
[a]Alliance One International Inc.	1,074,400	4,748,848
Archer-Daniels-Midland Co.	200,000	6,664,000

74 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 (continued)

Annual Report | 75

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 (continued)

76 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin Balance Sheet Investment Fund	Value
Total Investments (Cost $1,495,375,005) 99.8%	$2,041,101,512
Other Assets, less Liabilities 0.2%	4,470,738
Net Assets 100.0%	$2,045,572,250

See Abbreviations on page 138.

[a]Non-income producing.

[b]See Note 9 regarding holdings of 5% voting securities.

[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At October 31, 2010, the value of this security was $48,400,000, representing 2.37% of net assets.

Franklin Value Investors Trust

Financial Highlights

Franklin Large Cap Value Fund

Class A	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.63	$ 9.84	$16.75	$16.55	$14.66
Income from investment operations[a]:					
Net investment income[b]	0.08	0.12	0.18	0.21	0.20
Net realized and unrealized gains (losses)	1.24	0.86	(5.88)	1.04	2.18
Total from investment operations	1.32	0.98	(5.70)	1.25	2.38
Less distributions from:					
Net investment income	(0.17)	(0.19)	(0.24)	(0.21)	(0.15)
Net realized gains	—	—	(0.97)	(0.84)	(0.34)
Total distributions	(0.17)	(0.19)	(1.21)	(1.05)	(0.49)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.78	$10.63	$ 9.84	$16.75	$16.55
Total return[e]	12.47%	10.37%	(36.35)%	7.82%	16.62%
Ratios to average net assets					
Expenses	1.42%	1.48%	1.38%[f]	1.34%[f]	1.33%[f]
Net investment income	0.71%	1.36%	1.34%	1.25%	1.29%
Supplemental data					
Net assets, end of year (000's)	$101,638	$98,252	$84,815	$151,156	$184,225
Portfolio turnover rate	13.89%	10.95%	15.88%	22.74%	34.36%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Large Cap Value Fund

Class B	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.54	$ 9.70	$16.52	$16.34	$14.47
Income from investment operations[a]:					
Net investment income[b]	0.03	0.07	0.09	0.10	0.10
Net realized and unrealized gains (losses)	1.18	0.85	(5.82)	1.02	2.16
Total from investment operations	1.21	0.92	(5.73)	1.12	2.26
Less distributions from:					
Net investment income	(0.08)	(0.08)	(0.12)	(0.10)	(0.05)
Net realized gains	—	—	(0.97)	(0.84)	(0.34)
Total distributions	(0.08)	(0.08)	(1.09)	(0.94)	(0.39)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.67	$10.54	$ 9.70	$16.52	$16.34
Total return[e]	11.56%	9.70%	(36.82)%	7.08%	15.90%
Ratios to average net assets					
Expenses	2.11%	2.20%	2.08%[f]	2.00%[f]	1.98%[f]
Net investment income	0.02%	0.64%	0.64%	0.59%	0.64%
Supplemental data					
Net assets, end of year (000's)	$4,583	$6,616	$8,449	$18,598	$22,120
Portfolio turnover rate	13.89%	10.95%	15.88%	22.74%	34.36%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Large Cap Value Fund

Class C	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.52	$ 9.70	$16.51	$16.34	$14.47
Income from investment operations[a]:					
Net investment income[b]	—[c]	0.06	0.09	0.10	0.10
Net realized and unrealized gains (losses)	1.22	0.85	(5.81)	1.02	2.16
Total from investment operations	1.22	0.91	(5.72)	1.12	2.26
Less distributions from:					
Net investment income	(0.09)	(0.09)	(0.12)	(0.11)	(0.05)
Net realized gains	—	—	(0.97)	(0.84)	(0.34)
Total distributions	(0.09)	(0.09)	(1.09)	(0.95)	(0.39)
Redemption fees[d]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$11.65	$10.52	$ 9.70	$16.51	$16.34
Total return[e]	11.68%	9.59%	(36.80)%	7.07%	15.92%
Ratios to average net assets					
Expenses	2.12%	2.20%	2.08%[f]	1.99%[f]	1.97%[f]
Net investment income	0.01%	0.64%	0.64%	0.60%	0.65%
Supplemental data					
Net assets, end of year (000's)	$23,693	$23,845	$24,772	$52,711	$63,983
Portfolio turnover rate	13.89%	10.95%	15.88%	22.74%	34.36%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Large Cap Value Fund

Class R	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.55	$ 9.74	$16.61	$16.42	$14.56
Income from investment operations[a]:					
Net investment income[b]	0.05	0.10	0.16	0.17	0.17
Net realized and unrealized gains (losses)	1.22	0.86	(5.84)	1.05	2.17
Total from investment operations	1.27	0.96	(5.68)	1.22	2.34
Less distributions from:					
Net investment income	(0.14)	(0.15)	(0.22)	(0.19)	(0.14)
Net realized gains	—	—	(0.97)	(0.84)	(0.34)
Total distributions	(0.14)	(0.15)	(1.19)	(1.03)	(0.48)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$11.68	$10.55	$ 9.74	$16.61	$16.42
Total return[e]	12.16%	10.18%	(36.46)%	7.59%	16.46%
Ratios to average net assets					
Expenses	1.62%	1.70%	1.58%[f]	1.50%[f]	1.48%[f]
Net investment income	0.51%	1.14%	1.14%	1.09%	1.14%
Supplemental data					
Net assets, end of year (000's)	$3,895	$3,707	$3,550	$7,812	$7,717
Portfolio turnover rate	13.89%	10.95%	15.88%	22.74%	34.36%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Large Cap Value Fund

Advisor Class	Year Ended October 31, 2010	2009	2008	2007	2006[a]
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.60	$ 9.83	$16.76	$16.56	$14.63
Income from investment operations[b]:					
Net investment income[c]	0.10	0.14	0.22	0.25	0.24
Net realized and unrealized gains (losses)	1.24	0.86	(5.88)	1.06	2.23
Total from investment operations	1.34	1.00	(5.66)	1.31	2.47
Less distributions from:					
Net investment income	(0.19)	(0.23)	(0.30)	(0.27)	(0.20)
Net realized gains	—	—	(0.97)	(0.84)	(0.34)
Total distributions	(0.19)	(0.23)	(1.27)	(1.11)	(0.54)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$11.75	$10.60	$ 9.83	$16.76	$16.56
Total return[f]	12.78%	10.68%	(36.13)%	8.12%	17.09%
Ratios to average net assets[g]					
Expenses	1.12%	1.20%	1.08%[h]	1.00%[h]	0.98%[h]
Net investment income	1.01%	1.64%	1.64%	1.59%	1.64%
Supplemental data					
Net assets, end of year (000's)	$4,851	$3,896	$2,622	$3,381	$1,989
Portfolio turnover rate	13.89%	10.95%	15.88%	22.74%	34.36%

[a]For the period November 1, 2005 (effective date) to October 31, 2006.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Statement of Investments, October 31, 2010

Annual Report | 83

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin Large Cap Value Fund	Shares	Value
Common Stocks (continued)		
Health Care Equipment & Services 2.1%		
Becton, Dickinson and Co.	26,500	$ 2,001,280
Covidien PLC	17,500	697,725
Medtronic Inc.	5,610	197,528
		2,896,533
Household & Personal Products 3.5%		
Kimberly-Clark Corp.	34,500	2,185,230
The Procter & Gamble Co.	41,500	2,638,155
		4,823,385
Insurance 9.1%		
Aflac Inc.	48,500	2,710,665
The Allstate Corp.	100,000	3,049,000
[a]Berkshire Hathaway Inc., A	8	954,400
Chubb Corp.	53,000	3,075,060
MetLife Inc.	69,000	2,782,770
		12,571,895
Materials 10.5%		
Air Products and Chemicals Inc.	10,000	849,700
Alcoa Inc.	263,600	3,461,068
The Dow Chemical Co.	87,000	2,682,210
Nucor Corp.	121,000	4,624,620
Praxair Inc.	33,000	3,014,220
		14,631,818
Pharmaceuticals, Biotechnology & Life Sciences 7.8%		
Abbott Laboratories	30,000	1,539,600
[a]Gilead Sciences Inc.	52,100	2,066,807
Johnson & Johnson	15,500	986,885
Merck & Co. Inc.	94,000	3,410,320
Pfizer Inc.	160,000	2,784,000
		10,787,612
Retailing 6.0%		
The Home Depot Inc.	86,300	2,664,944
J.C. Penney Co. Inc.	97,000	3,024,460
Nordstrom Inc.	59,000	2,272,090
[a]Office Depot Inc.	84,500	379,405
		8,340,899
Software & Services 6.2%		
International Business Machines Corp.	30,700	4,408,520
Microsoft Corp.	159,300	4,243,752
		8,652,272
Transportation 1.6%		
Norfolk Southern Corp.	36,000	2,213,640

84 | Annual Report

See Abbreviations on page 138.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 85

Franklin Value Investors Trust

Financial Highlights

Franklin MicroCap Value Fund

Class A	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$25.84	$25.09	$44.02	$41.32	$38.15
Income from investment operations[a]:					
Net investment income[b]	0.05	0.18	0.38	0.39	0.48
Net realized and unrealized gains (losses)	3.60	2.87	(13.69)	5.10	5.73
Total from investment operations	3.65	3.05	(13.31)	5.49	6.21
Less distributions from:					
Net investment income	(0.15)	(0.41)	(0.41)	(0.57)	(0.19)
Net realized gains	—	(1.89)	(5.21)	(2.22)	(2.85)
Total distributions	(0.15)	(2.30)	(5.62)	(2.79)	(3.04)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$29.34	$25.84	$25.09	$44.02	$41.32
Total return[e]	14.19%	15.07%	(33.44)%	13.73%	17.25%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.18%	1.18%	1.11%	1.08%	1.11%
Expenses net of waiver and payments by affiliates	1.17%	1.17%[f]	1.11%[f]	1.08%[f]	1.11%[f]
Net investment income	0.17%	0.79%	1.16%	0.89%	1.22%
Supplemental data					
Net assets, end of year (000's)	$217,735	$232,075	$238,025	$467,995	$473,837
Portfolio turnover rate	8.34%	10.97%	11.84%	9.95%	6.47%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin MicroCap Value Fund

Advisor Class	Year Ended October 31, 2010	2009	2008	2007	2006[a]
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$25.85	$25.14	$44.14	$41.43	$38.28
Income from investment operations[b]:					
Net investment income[c]	0.11	0.22	0.42	0.49	0.61
Net realized and unrealized gains (losses)	3.62	2.87	(13.68)	5.11	5.58
Total from investment operations	3.73	3.09	(13.26)	5.60	6.19
Less distributions from:					
Net investment income	(0.21)	(0.49)	(0.53)	(0.67)	(0.19)
Net realized gains	—	(1.89)	(5.21)	(2.22)	(2.85)
Total distributions	(0.21)	(2.38)	(5.74)	(2.89)	(3.04)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$29.37	$25.85	$25.14	$44.14	$41.43
Total return[f]	14.50%	15.33%	(33.29)%	13.99%	17.56%
Ratios to average net assets[g]					
Expenses before waiver and payments by affiliates	0.94%	0.94%	0.87%	0.84%	0.87%
Expenses net of waiver and payments by affiliates	0.93%	0.93%[h]	0.87%[h]	0.84%[h]	0.87%[h]
Net investment income	0.41%	1.03%	1.40%	1.13%	1.46%
Supplemental data					
Net assets, end of year (000's)	$129,806	$84,298	$61,489	$32,796	$6,298
Portfolio turnover rate	8.34%	10.97%	11.84%	9.95%	6.47%

[a]For the period November 1, 2005 (effective date) to December 31, 2006.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Statement of Investments, October 31, 2010

Franklin MicroCap Value Fund

Franklin MicroCap Value Fund	Shares	Value
Common Stocks and Other Equity Interests 91.3%		
Banks 3.6%		
Bar Harbor Bankshares	151,000	$ 4,105,690
[a] BFC Financial Corp., A	1,110,000	344,100
[a,b,c,d] Black River BancVenture Inc.	297,000	1,868,427
[a] Citizens Community Bancorp Inc.	130,700	558,742
[a] First Defiance Financial Corp.	235,000	2,617,900
[a] WSB Holdings Inc.	192,460	457,093
WSFS Financial Corp.	65,919	2,573,478
		12,525,430
Capital Goods 18.1%		
[a,f] A.O. Smith Corp., Contingent Distribution	44,600	382,525
Alamo Group Inc.	305,000	7,320,000
Burnham Holdings Inc., A	219,000	3,087,900
CIRCOR International Inc.	117,177	4,110,569
Ducommun Inc.	138,000	2,962,860
[c] Espey Manufacturing & Electronics Corp.	147,299	3,572,001
[a] Gibraltar Industries Inc.	356,099	3,251,184
[a] Griffon Corp.	120,000	1,414,800
[c] Hardinge Inc.	1,070,000	8,538,600
[a,c] Hurco Cos. Inc.	402,071	7,398,106
Insteel Industries Inc.	114,723	985,471
[a] Layne Christensen Co.	61,745	1,725,155
[a] Lydall Inc.	439,000	3,261,770
Miller Industries Inc.	361,500	4,865,790
[a] Northwest Pipe Co.	185,500	3,491,110
[a,d] Smith Investment Co. LLC	44,600	272,952
[a] Sparton Corp.	484,371	3,540,752
[a] Tecumseh Products Co., A	200,000	2,590,000
[a] Tecumseh Products Co., B	12,799	155,636
		62,927,181
Commercial & Professional Services 9.6%		
[a,c,d] A. T. Cross Co., A	800,000	5,180,000
Ecology and Environment Inc., A	199,811	2,693,452
Healthcare Services Group Inc.	531,500	12,771,945
[a] Kelly Services Inc., A	60,100	892,485
[a,b] SFN Group Inc.	1,582,000	11,991,560
		33,529,442
Consumer Durables & Apparel 5.9%		
[a] Bassett Furniture Industries Inc.	122,100	578,754
Callaway Golf Co.	100,000	688,000
[a,c] Cobra Electronics Corp.	540,000	1,139,400
[a,c] Delta Apparel Inc.	775,000	10,013,000
[a] The Dixie Group Inc.	480,000	1,742,400
Flexsteel Industries Inc.	240,000	3,628,800
[a] Johnson Outdoors Inc., A	51,406	734,078
[a] P & F Industries Inc., A	89,700	191,061
[a,c] Tandy Brands Accessories Inc.	540,000	1,771,200
		20,486,693

38 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 (continued)

Franklin MicroCap Value Fund

Franklin MicroCap Value Fund	Shares	Value
Common Stocks and Other Equity Interests (continued)		
Consumer Services 1.0%		
Frisch's Restaurants Inc.	160,000	$ 3,536,000
Diversified Financials 1.4%		
Kohlberg Capital Corp.	726,588	4,991,659
Energy 2.5%		
[a] PHI Inc.	17,600	292,336
[a] PHI Inc., non-voting	470,499	8,219,617
		8,511,953
Food & Staples Retailing 2.8%		
Village Super Market Inc., A	328,000	9,577,600
Food, Beverage & Tobacco 11.8%		
[a] Alliance One International Inc.	850,000	3,757,000
Griffin Land & Nurseries Inc.	167,000	4,108,200
[a] John B. Sanfilippo & Son Inc.	211,000	2,831,620
[a,c] Omega Protein Corp.	1,300,000	7,345,000
[a] Seneca Foods Corp., A	553,500	12,785,850
[a] Seneca Foods Corp., B	121,500	2,801,790
[a] Smithfield Foods Inc.	438,600	7,346,550
		40,976,010
Insurance 8.6%		
[a,b,c] ACMAT Corp., A	392,800	9,152,240
Baldwin & Lyons Inc., B	288,875	7,221,875
First Mercury Financial Corp.	87,430	1,425,109
[a] Global Indemnity PLC, A	108,584	1,832,898
Mercer Insurance Group Inc.	186,046	3,413,944
Presidential Life Corp.	450,000	4,306,500
Safety Insurance Group Inc.	51,000	2,369,460
		29,722,026
Materials 7.9%		
[a,b,c] American Pacific Corp.	800,000	4,816,000
Central Steel and Wire Co.	6,905	4,557,300
[a,c] Continental Materials Corp.	130,000	2,319,850
[a] Intertape Polymer Group Inc. (Canada)	900,000	927,000
The Monarch Cement Co.	53,444	1,456,349
[a] RTI International Metals Inc.	220,000	6,842,000
[a] Universal Stainless & Alloy Products Inc.	225,000	6,511,500
		27,429,999
Real Estate 2.1%		
[a] Arbor Realty Trust Inc.	340,000	1,802,000
[a] Bresler & Reiner Inc.	205,000	123,000
[a,d] LandCo Real Estate LLC, Liquidating Trust	94,800	407,640
[a,c] Origen Financial Inc.	2,500,000	4,812,500
		7,145,140
Retailing 6.9%		
Brown Shoe Co. Inc.	253,000	2,972,750
[a] The Coast Distribution System Inc.	66,800	253,172

Annual Report | 89

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 (continued)

90 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin MicroCap Value Fund

[a]Non-income producing.

[c]See Note 9 regarding holdings of 5% voting securities.

[d]See Note 8 regarding restricted securities.

[e]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

[f]Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2010, the value of this security was $382,525, representing 0.11% of net assets.

Franklin Value Investors Trust

Financial Highlights

Franklin MidCap Value Fund

Class A	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$8.35	$7.31	$11.92	$11.37	$ 9.80
Income from investment operations[a]:					
Net investment income[b]	0.06	0.02[c]	0.02	0.27[d]	0.04
Net realized and unrealized gains (losses)	1.94	1.07	(4.36)	0.63	1.59
Total from investment operations	2.00	1.09	(4.34)	0.90	1.63
Less distributions from:					
Net investment income	(0.04)	(0.05)	(0.12)	(0.20)	(0.06)
Net realized gains	—	—	(0.15)	(0.15)	—
Total distributions	(0.04)	(0.05)	(0.27)	(0.35)	(0.06)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$10.31	$8.35	$ 7.31	$11.92	$11.37
Total return[g]	24.08%	15.03%	(37.14)%	8.01%	16.70%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.77%	1.88%	1.78%	1.65%	1.97%
Expenses net of waiver and payments by affiliates	1.35%	1.36%	1.40%[h]	1.40%[h]	1.40%[h]
Net investment income	0.62%	0.33%[c]	0.15%	2.26%[d]	0.38%
Supplemental data					
Net assets, end of year (000's)	$55,445	$41,642	$39,626	$72,497	$42,677
Portfolio turnover rate	20.67%	14.56%	26.66%	12.39%	10.96%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.

[d]Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin MidCap Value Fund

Class C	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 8.27	$7.24	$11.81	$11.29	$ 9.78
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.01)	(0.02)[c]	(0.05)	0.20[d]	(0.03)
Net realized and unrealized gains (losses)	1.94	1.05	(4.31)	0.61	1.59
Total from investment operations	1.93	1.03	(4.36)	0.81	1.56
Less distributions from:					
Net investment income	—[e]	—	(0.06)	(0.14)	(0.05)
Net realized gains	—	—	(0.15)	(0.15)	—
Total distributions	—[e]	—	(0.21)	(0.29)	(0.05)
Redemption fees[f]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$10.20	$8.27	$ 7.24	$11.81	$11.29
Total return[g]	23.36%	14.23%	(37.54)%	7.27%	15.95%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	2.46%	2.56%	2.41%	2.30%	2.60%
Expenses net of waiver and payments by affiliates	2.04%	2.04%	2.03%[h]	2.05%[h]	2.03%[h]
Net investment income (loss)	(0.07)%	(0.35)%[c]	(0.48)%	1.61%[d]	(0.25)%
Supplemental data					
Net assets, end of year (000's)	$12,156	$8,598	$7,974	$15,103	$9,406
Portfolio turnover rate	20.67%	14.56%	26.66%	12.39%	10.96%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

[d]Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

[e]Amount rounds to less than $0.01 per share.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin MidCap Value Fund

Class R	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 8.33	$7.30	$11.87	$11.35	$ 9.80
Income from investment operations[a]:					
Net investment income[b]	0.04	0.01[c]	—[d]	0.27[e]	0.02
Net realized and unrealized gains (losses)	1.95	1.06	(4.34)	0.61	1.59
Total from investment operations	1.99	1.07	(4.34)	0.88	1.61
Less distributions from:					
Net investment income	(0.04)	(0.04)	(0.08)	(0.21)	(0.06)
Net realized gains	—	—	(0.15)	(0.15)	—
Total distributions	(0.04)	(0.04)	(0.23)	(0.36)	(0.06)
Redemption fees[f]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$10.28	$8.33	$ 7.30	$11.87	$11.35
Total return[g]	23.95%	14.77%	(37.23)%	7.85%	16.47%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.97%	2.07%	1.93%	1.80%	2.12%
Expenses net of waiver and payments by affiliates	1.55%	1.55%	1.55%[h]	1.55%[h]	1.55%[h]
Net investment income	0.42%	0.14%[c]	—%[i]	2.11%[e]	0.23%
Supplemental data					
Net assets, end of year (000's)	$564	$440	$339	$690	$133
Portfolio turnover rate	20.67%	14.56%	26.66%	12.39%	10.96%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[d]Amount rounds to less than $0.01 per share.

[e]Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin MidCap Value Fund

Advisor Class	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 8.38	$7.35	$11.99	$11.42	$ 9.81
Income from investment operations[a]:					
Net investment income[b]	0.09	0.04[c]	0.05	0.33[d]	0.08
Net realized and unrealized gains (losses)	1.95	1.07	(4.38)	0.62	1.60
Total from investment operations	2.04	1.11	(4.33)	0.95	1.68
Less distributions from:					
Net investment income	(0.06)	(0.08)	(0.16)	(0.23)	(0.07)
Net realized gains	—	—	(0.15)	(0.15)	—
Total distributions	(0.06)	(0.08)	(0.31)	(0.38)	(0.07)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$10.36	$8.38	$ 7.35	$11.99	$11.42
Total return	24.50%	15.43%	(36.97)%	8.42%	17.18%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.47%	1.57%	1.43%	1.30%	1.62%
Expenses net of waiver and payments by affiliates	1.05%	1.05%	1.05%[g]	1.05%[g]	1.05%[g]
Net investment income	0.92%	0.64%[c]	0.50%	2.61%[d]	0.73%
Supplemental data					
Net assets, end of year (000's)	$1,548	$1,198	$767	$1,136	$777
Portfolio turnover rate	20.67%	14.56%	26.66%	12.39%	10.96%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

[d]Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Statement of Investments, October 31, 2010

Franklin MidCap Value Fund

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests 91.9%		
Automobiles & Components 4.1%		
Autoliv Inc. (Sweden)	24,700	$ 1,761,110
Harley-Davidson Inc.	35,400	1,086,071
		2,847,181
Banks 3.0%		
Hudson City Bancorp Inc.	102,000	1,188,300
PNC Financial Services Group Inc.	16,927	912,365
		2,100,665
Capital Goods 6.9%		
Carlisle Cos. Inc.	20,800	729,456
Dover Corp.	17,400	923,940
Eaton Corp.	9,100	808,353
Roper Industries Inc.	12,000	833,160
[a]Terex Corp.	14,200	318,790
W.W. Grainger Inc.	9,700	1,203,091
		4,816,790
Commercial & Professional Services 0.5%		
Robert Half International Inc.	12,900	349,719
Consumer Durables & Apparel 3.2%		
Fortune Brands Inc.	20,300	1,097,215
Hasbro Inc.	17,900	827,875
M.D.C. Holdings Inc.	12,100	311,575
		2,236,665
Consumer Services 1.6%		
Hillenbrand Inc.	53,500	1,149,715
Diversified Financials 4.3%		
KKR & Co., LP (Units)	109,200	1,384,656
Northern Trust Corp.	32,300	1,603,049
		2,987,705
Energy 13.1%		
Chesapeake Energy Corp.	24,900	540,330
Ensco PLC, ADR	34,396	1,593,911
Noble Corp.	19,500	673,335
Overseas Shipholding Group Inc.	31,500	1,053,045
Peabody Energy Corp.	30,200	1,597,580
[a]Rowan Cos. Inc.	28,000	921,200
Teekay Corp. (Canada)	19,100	607,380
Tidewater Inc.	29,400	1,356,222
[a]Unit Corp.	20,000	784,600
		9,127,603
Food, Beverage & Tobacco 4.9%		
Bunge Ltd.	7,394	444,158
Corn Products International Inc.	13,000	553,150
[a]Dean Foods Co.	88,900	924,560
McCormick & Co. Inc.	34,200	1,512,324
		3,434,192

96 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)		
Health Care Equipment & Services 5.0%		
Hill-Rom Holdings Inc.	36,500	$ 1,414,375
[a]Laboratory Corp. of America Holdings	18,900	1,536,948
[a]LifePoint Hospitals Inc.	16,100	546,112
		3,497,435
Household & Personal Products 0.7%		
Alberto-Culver Co.	13,000	484,770
Insurance 7.7%		
Arthur J. Gallagher & Co.	14,200	399,872
Cincinnati Financial Corp.	24,800	730,112
Erie Indemnity Co., A	14,600	834,828
[a]Genworth Financial Inc., A	46,300	525,042
[b]Old Republic International Corp.	22,175	292,710
Transatlantic Holdings Inc.	19,948	1,049,265
W. R. Berkley Corp.	56,400	1,552,128
		5,383,957
Materials 9.5%		
Alcoa Inc.	27,000	354,510
Bemis Co. Inc.	47,400	1,505,424
Celanese Corp., A	53,000	1,889,450
MeadWestvaco Corp.	28,700	738,451
Nucor Corp.	14,100	538,902
Sigma-Aldrich Corp.	25,100	1,591,842
		6,618,579
Media 2.6%		
Time Warner Cable Inc.	31,000	1,793,970
Pharmaceuticals, Biotechnology & Life Sciences 5.6%		
[a]Endo Pharmaceuticals Holdings Inc.	41,600	1,528,384
Pharmaceutical Product Development Inc.	57,300	1,478,913
[a]Watson Pharmaceuticals Inc.	19,400	905,010
		3,912,307
Retailing 5.0%		
Family Dollar Stores Inc.	10,000	461,700
J.C. Penney Co. Inc.	50,100	1,562,118
Nordstrom Inc.	37,500	1,444,125
		3,467,943
Software & Services 3.8%		
[a]SAIC Inc.	101,100	1,571,094
Total System Services Inc.	67,500	1,053,675
		2,624,769
Transportation 1.5%		
J.B. Hunt Transport Services Inc.	29,000	1,042,840

Annual Report | 97

See Abbreviations on page 138. [a]Non-income producing.

bAt October 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights

Franklin Small Cap Value Fund

Class A	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$33.01	$28.58	$45.94	$45.27	$39.41
Income from investment operations[a]:					
Net investment income[b]	0.11	0.19	0.34	0.29	0.17
Net realized and unrealized gains (losses)	6.73	4.53	(15.72)	3.71	6.70
Total from investment operations	6.84	4.72	(15.38)	4.00	6.87
Less distributions from:					
Net investment income	(0.16)	(0.29)	(0.35)	(0.28)	(0.10)
Net realized gains	—	—	(1.63)	(3.05)	(0.91)
Total distributions	(0.16)	(0.29)	(1.98)	(3.33)	(1.01)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$39.69	$33.01	$28.58	$45.94	$45.27
Total return[e]	20.77%	16.86%	(34.67)%	9.15%	17.73%
Ratios to average net assets					
Expenses	1.27%	1.37%[f]	1.26%[f]	1.17%[f]	1.22%[f]
Net investment income	0.29%	0.68%	0.87%	0.62%	0.40%
Supplemental data					
Net assets, end of year (000's)	$788,992	$644,675	$543,933	$849,226	$703,238
Portfolio turnover rate	8.69%	2.58%	18.90%	6.49%	17.39%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Small Cap Value Fund

Class B	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$31.66	$27.30	$43.90	$43.43	$38.00
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.14)	—[c]	0.06	(0.05)	(0.12)
Net realized and unrealized gains (losses)	6.45	4.36	(15.03)	3.57	6.46
Total from investment operations	6.31	4.36	(14.97)	3.52	6.34
Less distributions from net realized gains	—	—	(1.63)	(3.05)	(0.91)
Redemption fees[d]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$37.97	$31.66	$27.30	$43.90	$43.43
Total return[e]	19.93%	15.97%	(35.16)%	8.36%	16.98%
Ratios to average net assets					
Expenses	1.96%	2.10%[f]	1.98%[f]	1.90%[f]	1.90%[f]
Net investment income (loss)	(0.40)%	(0.05)%	0.15%	(0.11)%	(0.28)%
Supplemental data					
Net assets, end of year (000's)	$17,374	$28,957	$35,080	$71,955	$79,482
Portfolio turnover rate	8.69%	2.58%	18.90%	6.49%	17.39%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Amount rounds to less than $0.01 per share.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Small Cap Value Fund

Class C	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$31.20	$26.94	$43.37	$42.99	$37.63
Income from investment operations[a]:					
Net investment income (loss)[b]	(0.14)	(0.01)	0.06	(0.04)	(0.11)
Net realized and unrealized gains (losses)	6.36	4.30	(14.83)	3.52	6.38
Total from investment operations	6.22	4.29	(14.77)	3.48	6.27
Less distributions from:					
Net investment income	—	(0.03)	(0.03)	(0.05)	—
Net realized gains	—	—	(1.63)	(3.05)	(0.91)
Total distributions	—	(0.03)	(1.66)	(3.10)	(0.91)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$37.42	$31.20	$26.94	$43.37	$42.99
Total return[e]	19.94%	15.98%	(35.14)%	8.35%	16.96%
Ratios to average net assets					
Expenses	1.97%	2.10%[f]	1.97%[f]	1.90%[f]	1.90%[f]
Net investment income (loss)	(0.41)%	(0.05)%	0.16%	(0.11)%	(0.28)%
Supplemental data					
Net assets, end of year (000's)	$192,880	$159,441	$146,824	$262,339	$240,395
Portfolio turnover rate	8.69%	2.58%	18.90%	6.49%	17.39%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Small Cap Value Fund

Class R	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$32.75	$28.37	$45.66	$45.07	$39.22
Income from investment operations[a]:					
Net investment income[b]	0.03	0.12	0.25	0.18	0.10
Net realized and unrealized gains (losses)	6.67	4.51	(15.62)	3.70	6.66
Total from investment operations	6.70	4.63	(15.37)	3.88	6.76
Less distributions from:					
Net investment income	(0.10)	(0.25)	(0.29)	(0.24)	—[c]
Net realized gains	—	—	(1.63)	(3.05)	(0.91)
Total distributions	(0.10)	(0.25)	(1.92)	(3.29)	(0.91)
Redemption fees[d]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$39.35	$32.75	$28.37	$45.66	$45.07
Total return[e]	20.51%	16.60%	(34.84)%	8.89%	17.54%
Ratios to average net assets					
Expenses	1.47%	1.60%[f]	1.48%[f]	1.40%[f]	1.40%[f]
Net investment income	0.09%	0.45%	0.65%	0.39%	0.22%
Supplemental data					
Net assets, end of year (000's)	$216,788	$172,652	$107,475	$110,497	$56,811
Portfolio turnover rate	8.69%	2.58%	18.90%	6.49%	17.39%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Amount rounds to less than $0.01 per share.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Financial Highlights *(continued)*

Franklin Small Cap Value Fund

Advisor Class	Year Ended October 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$33.96	$29.44	$47.26	$46.46	$40.42
Income from investment operations[a]:					
Net investment income[b]	0.22	0.27	0.46	0.43	0.32
Net realized and unrealized gains (losses)	6.93	4.64	(16.17)	3.80	6.86
Total from investment operations	7.15	4.91	(15.71)	4.23	7.18
Less distributions from:					
Net investment income	(0.24)	(0.39)	(0.48)	(0.38)	(0.23)
Net realized gains	—	—	(1.63)	(3.05)	(0.91)
Total distributions	(0.24)	(0.39)	(2.11)	(3.43)	(1.14)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$40.87	$33.96	$29.44	$47.26	$46.46
Total return	21.15%	17.13%	(34.48)%	9.43%	18.13%
Ratios to average net assets					
Expenses	0.97%	1.10%[e]	0.98%[e]	0.90%[e]	0.90%[e]
Net investment income	0.59%	0.95%	1.15%	0.89%	0.72%
Supplemental data					
Net assets, end of year (000's)	$311,581	$207,391	$76,269	$65,753	$56,912
Portfolio turnover rate	8.69%	2.58%	18.90%	6.49%	17.39%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Value Investors Trust

Statement of Investments, October 31, 2010

Franklin Small Cap Value Fund	Shares	Value
Common Stocks 94.9%		
Aerospace & Defense 0.6%		
[a]Ceradyne Inc.	392,200	$ 9,338,281
Automobiles & Components 5.5%		
Autoliv Inc. (Sweden)	430,000	30,659,001
[a]Drew Industries Inc.	102,300	2,155,461
Gentex Corp.	852,500	17,032,950
Thor Industries Inc.	920,000	28,970,800
[a]Winnebago Industries Inc.	560,000	5,600,000
		84,418,212
Banks 1.6%		
[b]Chemical Financial Corp.	469,355	9,518,519
[b]Peoples Bancorp Inc.	183,500	2,418,530
[b,c]TrustCo Bank Corp. NY	2,188,000	11,793,320
		23,730,369
Building Products 4.3%		
A.O. Smith Corp.	108,000	6,051,240
American Woodmark Corp.	490,300	8,678,310
[b]Apogee Enterprises Inc.	908,000	9,524,920
[a]Gibraltar Industries Inc.	1,041,500	9,508,895
Simpson Manufacturing Co. Inc.	567,000	15,070,860
Universal Forest Products Inc.	580,000	17,481,200
		66,315,425
Commercial & Professional Services 2.6%		
ABM Industries Inc.	799,000	18,017,450
Administaff Inc.	383,200	10,043,672
Mine Safety Appliances Co.	423,200	11,917,312
		39,978,434
Construction & Engineering 1.5%		
[a]EMCOR Group Inc.	324,530	8,389,101
Granite Construction Inc.	633,000	15,305,940
		23,695,041
Consumer Durables & Apparel 4.1%		
[a]Bassett Furniture Industries Inc.	191,345	906,975
Brunswick Corp.	635,000	10,045,700
D.R. Horton Inc.	582,000	6,076,080
Ethan Allen Interiors Inc.	223,000	3,382,910
[d]Hooker Furniture Corp.	582,900	6,161,253
[a]La-Z-Boy Inc.	1,088,430	8,457,101
M.D.C. Holdings Inc.	276,300	7,114,725
[a]M/I Homes Inc.	577,900	6,114,182
[a]The Warnaco Group Inc.	281,000	14,923,910
		63,182,836
Consumer Services 1.4%		
Hillenbrand Inc.	365,700	7,858,893
Regis Corp.	693,000	14,171,850
		22,030,743

104 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 (continued)

Annual Report | 105

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin Small Cap Value Fund	Shares	Value
Common Stocks (continued)		
Insurance (continued)		
Transatlantic Holdings Inc.	207,000	$ 10,888,200
Validus Holdings Ltd. (Bermuda)	566,111	16,054,908
		199,141,676
Machinery 12.6%		
[a]Astec Industries Inc.	412,000	12,141,640
Briggs & Stratton Corp.	564,630	9,937,488
CIRCOR International Inc.	159,309	5,588,560
[a]CNH Global NV (Netherlands)	85,000	3,373,650
Gardner Denver Inc.	337,000	19,485,340
Graco Inc.	500,000	17,205,000
Kennametal Inc.	530,000	18,094,200
Lincoln Electric Holdings Inc.	231,200	13,816,512
Mueller Industries Inc.	702,000	20,638,800
Nordson Corp.	308,000	24,030,160
Timken Co.	128,000	5,301,760
Trinity Industries Inc.	985,000	22,389,050
[a]Wabash National Corp.	1,158,500	9,337,510
Watts Water Technologies Inc., A	327,600	11,521,692
		192,861,362
Materials 8.0%		
AptarGroup Inc.	258,500	11,601,480
Cabot Corp.	420,000	14,288,400
Glatfelter	410,876	5,111,297
Reliance Steel & Aluminum Co.	485,000	20,297,250
RPM International Inc.	973,400	20,159,114
Sensient Technologies Corp.	254,000	8,206,740
Steel Dynamics Inc.	1,178,600	17,113,272
United States Steel Corp.	51,000	2,182,290
Westlake Chemical Corp.	730,000	23,330,800
		122,290,643
Pharmaceuticals, Biotechnology & Life Sciences 2.3%		
[a]Mettler-Toledo International Inc.	150,500	19,649,280
Pharmaceutical Product Development Inc.	585,100	15,101,431
		34,750,711
Retailing 7.8%		
Brown Shoe Co. Inc.	1,001,000	11,761,750
The Cato Corp., A	58,600	1,549,970
Christopher & Banks Corp.	1,490,000	8,880,400
Fred's Inc.	1,063,000	12,734,740
[a]Group 1 Automotive Inc.	631,308	22,259,920
J.C. Penney Co. Inc.	580,000	18,084,400
The Men's Wearhouse Inc.	697,000	17,034,680
[a]Pier 1 Imports Inc.	810,000	7,030,800
[a,c]Saks Inc.	803,000	8,945,420
[a]Tuesday Morning Corp.	614,000	2,941,060
[a]West Marine Inc.	795,000	7,798,950
		119,022,090

106 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 (continued)

Annual Report | 107

Franklin Value Investors Trust

Statement of Investments, October 31, 2010 *(continued)*

Franklin Small Cap Value Fund	Principal Amount	Value
Short Term Investments (continued)		
[f]Investments from Cash Collateral Received for Loaned Securities (continued)		
[g]Repurchase Agreements (continued)		
HSBC Securities (USA) Inc., 0.21%, 11/01/10, (Maturity value $1,500,026) Collateralized by U.S Treasury Notes 0.38% - 8.13%, 6/30/11 - 5/15/38	$ 1,500,000	$ 1,500,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.23%, 11/01/10 (Maturity value $1,427,027) Collateralized by U.S. Government Agency Securities, 2.00% - 16.00%, 12/15/10 - 4/15/53	1,427,000	1,427,000
RBC Capital Markets, LLC., 0.23%, 11/01/10, (Maturity value $1,196,023) Collateralized by U.S. Government Agency Securities, 0.38% - 7.25%, 11/15/10 - 11/15/30	1,196,000	1,196,000
Total Repurchase Agreements (Cost $8,807,000)		8,807,000
Total Investments from Cash Collateral Received for Loaned Securities (Cost $10,021,338)		9,778,471
Total Investments (Cost $1,320,933,066) 100.7%		1,538,982,779
Other Assets, less Liabilities (0.7)%		(11,367,934)
Net Assets 100.0%		$1,527,614,845

[a]Non-income producing.

[c]A portion or all of the security is on loan at October 31, 2010. See Note 1(d).

[d]See Note 9 regarding holdings of 5% voting securities.

[f]See Note 1(d) regarding securities on loan.

[g]See Note 1(c) regarding repurchase agreements.

[h]The security is traded on a discount basis with no stated coupon rate.

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2010

	Franklin MicroCap Value Fund	Franklin MidCap Value Fund	Franklin Small Cap Value Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$197,167,399	$ 59,409,640	$1,224,373,176
Cost - Non-controlled affiliated issuers (Note 9)	65,205,579	—	9,681,566
Cost - Sweep Money Fund (Note 7)	19,192,192	6,008,357	78,071,324
Cost - Repurchase agreements	—	—	8,807,000
Total cost of investments	$281,565,170	$ 65,417,997	$1,320,933,066
Value - Unaffiliated issuers	$254,797,958	$ 64,060,912	$1,445,943,202
Value - Non-controlled affiliated issuers (Note 9)	73,858,134	—	6,161,253
Value - Sweep Money Fund (Note 7)	19,192,192	6,008,357	78,071,324
Value - Repurchase agreements	—	—	8,807,000
Total value of investments[a]	347,848,284	70,069,269	1,538,982,779
Receivables:			
Investment securities sold	—	104,968	—
Capital shares sold	60,259	336,493	2,846,332
Dividends and interest	422,892	30,957	686,510
Other assets	233	39	936
Total assets	348,331,668	70,541,726	1,542,516,557
Liabilities:			
Payables:			
Investment securities purchased	60,753	537,119	—
Capital shares redeemed	337,539	199,116	2,735,178
Affiliates	283,264	65,508	1,433,865
Allocator Funds (Note 10)	11,251	—	—
Unaffiliated transfer agent fees	51,090	9,325	472,358
Funds advanced by custodian	10,470	—	—
Payable upon return of securities loaned	—	—	10,021,338
Accrued expenses and other liabilities	36,105	16,811	238,973
Total liabilities	790,472	827,879	14,901,712
Net assets, at value	$347,541,196	$ 69,713,847	$1,527,614,845
Net assets consist of:			
Paid-in capital	$269,422,033	$ 78,112,086	$1,324,905,718
Undistributed net investment income	257,072	302,617	1,431,751
Net unrealized appreciation (depreciation)	66,283,114	4,651,272	218,049,713
Accumulated net realized gain (loss)	11,578,977	(13,352,128)	(16,772,337)
Net assets, at value	$347,541,196	$ 69,713,847	$1,527,614,845

[a]Includes securities loaned ... $ — $ — $ 9,593,275

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin All Cap Value Fund		Franklin Balance Sheet Investment Fund	
	Year Ended October 31,		Year Ended October 31,	
	2010	2009	2010	2009
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 68,497	$ 100,387	$ 20,069,315	$ 25,170,301
Net realized gain (loss) from investments, capital gain distributions and foreign currency transactions	607,352	(3,438,118)	222,735,560	(17,198,443)
Net change in unrealized appreciation (depreciation) on investments	2,614,134	4,095,399	201,307,423	193,690,156
Net increase (decrease) in net assets resulting from operations	3,289,983	757,668	444,112,298	201,662,014
Distributions to shareholders from:				
Net investment income:				
Class A	(72,535)	(100,860)	(21,856,821)	(40,097,962)
Class B	—	—	(40,215)	(348,834)
Class C	(1,431)	(4,222)	(275,538)	(748,614)
Class R	(93)	(57)	(239,160)	(367,708)
Advisor Class	(9,004)	(6,804)	(1,791,665)	(2,249,917)
Net realized gains:				
Class A	—	—	—	(59,929,409)
Class B	—	—	—	(1,406,208)
Class C	—	—	—	(2,119,219)
Class R	—	—	—	(735,206)
Advisor Class	—	—	—	(2,839,362)
Total distributions to shareholders	(83,063)	(111,943)	(24,203,399)	(110,842,439)
Capital share transactions: (Note 2)				
Class A	3,133,549	129,542	(661,125,395)	(167,494,774)
Class B	—	—	(34,370,381)	(17,406,911)
Class C	411,684	34,371	(8,622,438)	(2,678,471)
Class R	2,106	10,837	(5,010,532)	490,716
Advisor Class	6,960	243,545	(14,561,894)	24,606,276
Total capital share transactions	3,554,299	418,295	(723,690,640)	(162,483,164)
Net increase (decrease) in net assets	6,761,219	1,064,020	(303,781,741)	(71,663,589)
Net assets:				
Beginning of year	12,689,734	11,625,714	2,349,353,991	2,421,017,580
End of year	$19,450,953	$12,689,734	$2,045,572,250	$2,349,353,991
Undistributed net investment income included in net assets:				
End of year	$ 44,453	$ 59,019	$ 12,111,987	$ 16,238,530

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

Franklin Value Investors Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds’ Board of Trustees.

Annual Report | 119

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Funds may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Funds at year end had been entered into on October 29, 2010.

d. Securities Lending

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

e. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. The Funds recognize in their financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the

120 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income Taxes (continued)

tax authorities. As of October 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 121

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2010, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Funds’ shares were as follows:

122 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin All Cap Value Fund			Franklin Balance Sheet Investment Fund		
	Shares		Amount	Shares		Amount
Class C Shares:						
Year ended October 31, 2010						
Shares sold	114,735	$	886,132	275,254	$	12,266,737
Shares issued in reinvestment of distributions	183		1,338	6,039		252,782
Shares redeemed	(62,075)		(475,786)	(486,109)		(21,141,957)
Net increase (decrease)	52,843	$	411,684	(204,816)	$	(8,622,438)
Year ended October 31, 2009						
Shares sold	162,171	$	939,173	559,994	$	18,915,511
Shares issued in reinvestment of distributions	718		4,035	81,896		2,632,952
Shares redeemed	(169,004)		(908,837)	(737,469)		(24,226,934)
Net increase (decrease)	(6,115)	$	34,371	(95,579)	$	(2,678,471)
Class R Shares:						
Year ended October 31, 2010						
Shares sold	725	$	5,562	153,479	$	6,864,004
Shares issued in reinvestment of distributions	7		53	5,663		239,160
Shares redeemed	(487)		(3,509)	(275,740)		(12,113,696)
Net increase (decrease)	245	$	2,106	(116,598)	$	(5,010,532)
Year ended October 31, 2009						
Shares sold	1,680	$	10,819	176,573	$	5,930,877
Shares issued in reinvestment of distributions	3		18	34,020		1,102,914
Shares redeemed	—		—	(193,581)		(6,543,075)
Net increase (decrease)	1,683	$	10,837	17,012	$	490,716
Advisor Class Shares:						
Year ended October 31, 2010						
Shares sold	21,555	$	171,905	1,153,783	$	51,543,309
Shares issued in reinvestment of distributions	1,032		7,616	35,286		1,511,662
Shares redeemed	(22,462)		(172,561)	(1,490,960)		(67,616,865)
Net increase (decrease)	125	$	6,960	(301,891)	$	(14,561,894)
Year ended October 31, 2009						
Shares sold	85,275	$	532,095	1,971,257	$	68,806,496
Shares issued in reinvestment of distributions	1,192		6,737	94,700		3,110,892
Shares redeemed	(51,479)		(295,287)	(1,384,077)		(47,311,112)
Net increase (decrease)	34,988	$	243,545	681,880	$	24,606,276

Annual Report | 123

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST *(continued)*

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2010				
Shares sold	1,900,021	$ 21,497,638	665,315	$ 19,070,215
Shares issued in reinvestment of distributions	126,213	1,400,961	47,203	1,245,682
Shares redeemed	(2,637,351)	(29,643,667)	(2,274,372)	(65,914,277)
Net increase (decrease)	(611,117)	$ (6,745,068)	(1,561,854)	$ (45,598,380)
Year ended October 31, 2009				
Shares sold	3,483,538	$ 32,883,115	1,028,900	$ 23,167,306
Shares issued in reinvestment of distributions	163,609	1,420,130	973,071	19,052,721
Shares redeemed	(3,027,440)	(26,815,783)	(2,506,908)	(53,791,520)
Net increase (decrease)	619,707	$ 7,487,462	(504,937)	$ (11,571,493)
Class B Shares:				
Year ended October 31, 2010				
Shares sold	26,466	$ 301,837		
Shares issued in reinvestment of distributions	4,144	45,876		
Shares redeemed	(265,996)	(2,987,623)		
Net increase (decrease)	(235,386)	$ (2,639,910)		
Year ended October 31, 2009				
Shares sold	113,714	$ 1,136,291		
Shares issued in reinvestment of distributions	7,036	60,928		
Shares redeemed	(363,661)	(3,212,323)		
Net increase (decrease)	(242,911)	$ (2,015,104)		
Class C Shares:				
Year ended October 31, 2010				
Shares sold	444,141	$ 5,016,641		
Shares issued in reinvestment of distributions	17,181	189,678		
Shares redeemed	(693,412)	(7,702,918)		
Net increase (decrease)	(232,090)	$ (2,496,599)		
Year ended October 31, 2009				
Shares sold	537,781	$ 4,932,364		
Shares issued in reinvestment of distributions	22,455	194,235		
Shares redeemed	(848,516)	(7,522,979)		
Net increase (decrease)	(288,280)	$ (2,396,380)

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Year ended October 31, 2010				
Shares sold	86,946	$ 977,028		
Shares issued in reinvestment of distributions	4,620	50,964		
Shares redeemed	(109,612)	(1,254,272)		
Net increase (decrease)	(18,046)	$ (226,280)		
Year ended October 31, 2009				
Shares sold	170,363	$ 1,455,853		
Shares issued in reinvestment of distributions	5,489	47,368		
Shares redeemed	(188,818)	(1,710,860)		
Net increase (decrease)	(12,966)	$ (207,639)		
Advisor Class Shares:				
Year ended October 31, 2010				
Shares sold	196,762	$ 2,278,977	1,224,479	$ 35,928,456
Shares issued in reinvestment of distributions	5,933	65,502	26,020	685,889
Shares redeemed	(157,325)	(1,705,343)	(91,571)	(2,614,319)
Net increase (decrease)	45,370	$ 639,136	1,158,928	$ 34,000,026
Year ended October 31, 2009				
Shares sold	246,851	$ 2,267,694	750,901	$ 16,613,245
Shares issued in reinvestment of distributions	7,347	63,478	308,798	6,037,007
Shares redeemed	(153,468)	(1,360,392)	(244,430)	(4,661,216)
Net increase (decrease)	100,730	$ 970,780	815,269	$ 17,989,036

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2010				
Shares sold	1,646,176	$ 15,560,193	6,603,845	$ 244,467,154
Shares issued in reinvestment of distributions	22,860	202,539	76,761	2,679,762
Shares redeemed	(1,278,705)	(11,860,170)	(6,332,499)	(231,771,528)
Net increase (decrease)	390,331	$ 3,902,562	348,107	$ 15,375,388
Year ended October 31, 2009				
Shares sold	1,566,804	$ 11,188,915	6,829,633	$ 191,390,189
Shares issued in reinvestment of distributions	35,369	231,315	195,701	4,853,383
Shares redeemed	(2,036,869)	(14,220,619)	(6,524,074)	(177,248,883)
Net increase (decrease)	(434,696)	$ (2,800,389)	501,260	$ 18,994,689

Annual Report | 125

Franklin Value Investors Trust

Notes to Financial Statements (continued)

126 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended October 31, 2010				
Shares sold	26,594	$ 248,588	3,453,753	$ 133,268,454
Shares issued in reinvestment of distributions	894	7,936	33,808	1,212,019
Shares redeemed	(21,037)	(198,384)	(1,970,068)	(73,058,115)
Net increase (decrease)	6,451	$ 58,140	1,517,493	$ 61,422,358
Year ended October 31, 2009				
Shares sold	69,632	$ 491,911	5,025,029	$ 149,659,533
Shares issued in reinvestment of distributions	1,240	8,121	52,744	1,342,327
Shares redeemed	(32,224)	(226,739)	(1,561,781)	(43,669,945)
Net increase (decrease)	38,648	$ 273,293	3,515,992	$ 107,331,915

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin All Cap Value Fund and the Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

Annual Report | 127

Franklin Value Investors Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

FT Services provides administrative services to the Funds. The Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

Annual Report | 129

Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

e. Transfer Agent Fees

For the year ended October 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Advisory Services and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin All Cap Value Fund and the Franklin MidCap Value Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses ) for each class of the funds do not exceed 0.90% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

For the Franklin MicroCap Value Fund, Advisory Services has voluntarily agreed to limit the increase in the Fund’s net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) to 0.02% through April 30, 2010. See Note 10 regarding the SSA.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2010, there were no credits earned.

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Notes to Financial Statements (continued)

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2010, the capital loss carryforwards were as follows:

During the year the Funds utilized capital loss carryforwards as follows:

The tax character of distributions paid during the years ended October 31, 2010 and 2009, was as follows:

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term term capital gains for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, pass-through entity income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain corporate action adjustments.

The Franklin Balance Sheet Investment Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended October 31, 2010, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2010, the Franklin MicroCap Value Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $382,525 as of October 31, 2010.

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the year ended October 31, 2010, were as shown below.

134 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

10. SPECIAL SERVICING AGREEMENT

The Franklin MicroCap Value Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a SSA with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Advisory Services. For the year ended October 31, 2010, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At October 31, 2010, 25.44% of the fund’s outstanding shares was held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended October 31, 2010, the Funds did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the funds’ own assumptions in deter- mining the fair value of investments)

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Funds’ assets carried at fair value:

Franklin Value Investors Trust

Notes to Financial Statements (continued)

At October 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Franklin MicroCap Value Fund’s fair value, is as follows:

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 137

Franklin Value Investors Trust

Notes to Financial Statements (continued)

Abbreviations Selected Portfolio ADR - American Depository Receipt

138 | Annual Report

Franklin Value Investors Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Value Investors Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California December 17, 2010

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Franklin Value Investors Trust

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2010:

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2010:

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2010:

Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099—DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

140 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****William J. Lippman (1925)** One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Trustee, President and Chief Executive Officer – Investment Management	Trustee and President since 1989 and Chief Executive Officer – Investment Management since 2002	7	None
Principal Occupation During Past 5 Years: President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				

142 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1989	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report | 143

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Frank T. Crohn as its audit committee financial expert. The Board believes that Mr. Crohn, who currently is a director of various companies and Chairs the Fund's Audit Committee, qualifies as such an expert in view of his business background and experience, which includes service as Chief Executive Officer of National Benefit Life Insurance Company (1963-1982), Chief Executive Officer of Financial Benefit Life Insurance Company (1982-1996), and service as a Director of Amvestors Financial Corporation until 1997. As a result of such background and experience, the Board believes that Mr. Crohn has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Crohn is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

144 | Annual Report

Franklin Value Investors Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 145

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Franklin Templeton Funds

Literature Request. *To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit **franklintempleton.com**. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.*

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund[1]
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund[2]
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio® Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Conservative Allocation Fund[3]
Franklin Templeton Growth Allocation Fund[3]
Franklin Templeton Moderate Allocation Fund[3]
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund[4]
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund[4]
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund[4]
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME[5]

National

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund[6]

Limited-/Intermediate-Term

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

State-Specific

Alabama
Arizona
California[7]
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts[8]
Michigan[8]
Minnesota[8]
Missouri
New Jersey
New York[7]
North Carolina
Ohio[8]
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust[9]

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.
2. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%–25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
3. Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.
4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
6. The fund invests primarily in insured municipal securities.
7. These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).
8. The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10

Not part of the annual report

Sign up for electronic delivery on franklintempleton. com

Annual Report and Shareholder Letter

FRANKLIN VALUE INVESTOR S TRUST

Investment Manager Franklin Advisory Services, LLC Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

FVIT A 12/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $170,410 for the fiscal year ended October 31, 2010 and $172,674 for the fiscal year ended October 31, 2009.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,769 for the fiscal year ended October 31, 2010 and $2,650 for the fiscal year ended October 31, 2009. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended October 31, 2010 and $2,000 for the fiscal year ended October 31, 2009. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative instruments.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,529 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $143,271 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $182,569 for the fiscal year ended October 31, 2010 and $4,650 for the fiscal year ended October 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer -

      Finance and Administration

Date  December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer -

      Finance and Administration

Date  December 28, 2010

By /s/ MATTHEW T. HINKLE

      Matthew T. Hinkle

      Chief Financial Officer and

      Chief Accounting Officer

Date  December 28, 2010